EXHIBIT 99.1


99  CENTS  ONLY  STORES  ANNOUNCES  A  POTENTIAL  RESTATEMENT  OF  ITS FINANCIAL
STATEMENTS  AND  A  DELAY  IN  ITS  EARNINGS  RELEASE  AND  FILING OF FORM 10-K.


CITY OF COMMERCE, CA - March 7, 2005 - 99 Cents Only Stores(R) (NYSE:NDN) announces a potential restatement of its financial statements and a delay in its earnings release and filing of Form 10-K.

         Potential Restatement of Previously Issued Financial Statements

The Company is evaluating certain lease and depreciation issues, which may result in restatement of previously issued financial statements. In light of views expressed by the Chief Accountant of the Securities and Exchange Commission in a February 7, 2005 letter to the American Institute of Certified Public Accountants regarding certain operating lease issues and their application under generally accepted accounting principles, the Company is analyzing its method of accounting for leasehold improvements funded by either landlord incentives or allowances under operating leases (tenant improvement allowances) and its method of accounting for rent holidays. Additionally, the Company is reviewing certain depreciation issues related to prior periods to determine whether adjustments to previously issued financial statements will be required. These potential adjustments are non-cash and have no significant impact on the Company's cash flows, cash position, revenues or same store sales.

                        Sarbanes Oxley Compliance Update

As an "accelerated filer," the Company is required to comply with Section 404 of the Sarbanes Oxley Act of 2002 for the year ended December 31, 2004. Management has substantially completed its assessment of the internal controls over financial reporting for the year ended December 31, 2004. Based on the work performed to date on internal controls, management did not complete the necessary testing of its internal controls over financial reporting as of December 31, 2004. Therefore, the Company's independent accountants are unable to complete their audit of management's assessment of the internal controls over financial reporting. Further, management has identified material weaknesses as defined by the Public Company Accounting Oversight Board. These material weaknesses relate to (i) deficiencies in the internal control environment; (ii) deficiencies in the design, documentation and execution of significant control activities; and (iii) deficiencies in the management information systems and information technology. The Company has been advised by its independent accountants that they will disclaim an opinion on management's assessment of internal controls because of the scope limitation and express an adverse opinion on the effectiveness of internal controls as of December 31, 2004 because of material weaknesses.

                 Delay in Earnings Release and Filing Form 10-K

The Company announces that in consideration of the various issues indicated in this release, there will be a delay in the timing of the previously announced Earnings Release and Earnings Call. The Company will be extending the time required to file the Form 10-K by filing Form 12b-25 with the Securities and Exchange Commission and will announce the timing of the Earnings Release and Earnings Call at a later date.


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99  Cents Only Stores, the nation's oldest existing one-price retailer, operates
223 retail stores in California, Texas, Arizona and Nevada and a wholesale division called Bargain Wholesale. 99 Cents Only Stores emphasizes name-brand consumables, priced at an excellent value, in attractively merchandised stores.

               Special Note Regarding Forward-Looking Information

We have included statements that constitute "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act and Section 27A of the Securities Act. The words "expect," "estimate," "anticipate," "predict," "believe" and similar expressions and variations thereof are intended to identify forward-looking statements. Such statements appear in a number of places in this release and include statements regarding the intent, belief or current expectations of 99 Cents Only Stores (the " Company"), its directors or officers with respect to, among other things (a) trends affecting the financial condition or results of operations of the Company, (b) the business and growth strategies of the Company, and (c) the status of the Company's compliance with
Section 404 of the Sarbanes Oxley Act of 2002. The shareholders of the Company are cautioned not to put undue reliance on such forward-looking statements. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those projected in this release, for the reasons, among others, discussed in the reports and other documents the Company files from time to time with the Securities and Exchange Commission, including the risk factors contained in the Section - "Management's Discussion and Analysis of Financial Condition and
Results of Operations" of the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.







NOTE TO EDITORS: 99 CENTS ONLY STORES(R) NEWS RELEASES AND INFORMATION AVAILABLE
                        ON THE INTERNET AT WWW.99ONLY.COM
    CONTACT: 99 CENTS ONLY STORES(R), CITY OF COMMERCE, CALIFORNIA, ALBERT LEE,
                   INVESTOR RELATIONS 323/881-9962 -99 CENTS--


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